UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2018

MARATHON PATENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11601 Wilshire Blvd., Ste. 500 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 804-1690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Retention Agreement with Francis Knuettel, II

On February 28, 2018, the Board of Directors of the Company (the “Board”) approved and authorized increasing the monthly compensation to Francis Knuettel, II, from $15,000 per month to $18,000 per month effective March 1, 2018, and extending Mr. Knuettel’s termination date to the later of (i) March 31, 2019 or (ii) the filing of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. In approving such increase, the Board also ratified all other terms of the Retention Agreement entered into on August 30, 2017 by and between the Corporation and Mr. Knuettel, a copy of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 5, 2017.

Appointment of Merrick Okamoto as Executive Chairman

On February 28, 2018, the Board appointed Merrick D. Okamoto, the Company’s Interim Chief Executive Officer, to serve as Executive Chairman of the Board, effective immediately, and approved and authorized the increase of Mr. Okamoto’s monthly compensation from $17,500 to $22,500 per month.

Board Compensation

Pursuant to an agreement between the Company and each of the Company’s two (2) independent directors, on February 28, 2018, the Board approved and authorized the issuance of shares of the Company’s restricted common stock to such directors in lieu of cash fees earned as members of the Board during the quarter ended June 30, 2017, as follows: 9,150 shares to Chris Robichaud and 9,250 shares to Richard Chernicoff.

ITEM 8.01	Other Events.

On February 23, 2018, subsequent to the resignation of the Manager and sole director of the Company’s subsidiaries, Marathon Group SA, Marathon Advisors S.a.r.l. and Marathon Ventures S.a.r.l. (the “Lux Subsidiaries”), the Board appointed Merrick D. Okamoto, the Company’s Interim Chief Executive Officer, to fill in the vacancies and serve as the Manager and sole director of each of the Lux Subsidiaries, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2018

MARATHON PATENT GROUP, INC.

By:	/s/ Francis Knuettel II
Name:	Francis Knuettel II
Title:	Chief Financial Officer